UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2011

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Cognizant Technology Solutions Corporation’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held at the Company’s headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey, on Thursday, June 2, 2011. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of two (2) Class II directors to serve until the 2014 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•	the advisory vote on the compensation of the Company’s named executive officers;

•	the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers;

•	the amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock;

•	the amendment to the Company’s Restated Certificate of Incorporation, as amended, to reduce certain supermajority voting thresholds;

•	the amendment to Company’s Amended and Restated By-laws, as amended, to reduce certain supermajority voting thresholds; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

At the close of business on April 8, 2011, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 304,216,231 shares of the Company’s Class A Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 267,935,712 shares of the Company’s Class A Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the Class II directors were reelected and all other proposals submitted to stockholders were approved. With respect to the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, the Company’s stockholders selected every year as the frequency.

Proposal 1. Election of Directors

The vote with respect to the election of the Class II directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert W. Howe	241,176,588	7,520,585	53,602	19,184,937
Robert E. Weissman	242,466,043	6,218,634	66,096	19,184,937

Proposal 2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The vote with respect to the advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
244,060,063	2,382,022	2,308,690	19,184,937

Proposal 3. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders recommended, on an advisory basis, that the frequency of the stockholder vote on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, occur every year, and the votes for each option are set forth in the table below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
192,333,427	4,295,558	52,023,096	98,694	19,184,937

In accordance with the results of the advisory vote, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4. Amendment to Company’s Restated Certificate, as amended, to increase the maximum number of authorized shares of the Company’s capital stock

The vote with respect to the amendment to the Company’s Restated Certificate, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from 515,000,000 shares, consisting of (i) 500,000,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) and (ii) 15,000,000 shares of Preferred Stock, par value $0.10 per share (“Preferred Stock”), to 1,015,000,000 shares, consisting of (x) 1,000,000,000 shares of Class A Common Stock, and (y) 15,000,000 shares of Preferred Stock, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
243,760,233	24,006,830	168,649	0

Proposal 5. Amendment to Company’s Restated Certificate, as amended, to reduce certain supermajority voting thresholds

The vote with respect to the amendment to the Company’s Restated Certificate, as amended, to reduce certain supermajority voting thresholds was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
264,687,433	3,082,539	165,740	0

Proposal 6. Amendment to Company’s Amended and Restated By-laws, as amended, to reduce certain supermajority voting thresholds

The vote with respect to the amendment to the Company’s Amended and Restated By-laws, as amended, to reduce certain supermajority voting thresholds was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
264,670,330	3,102,970	162,412	0

Proposal 7. Ratification of Selection of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
264,240,756	3,645,373	49,583	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Restated Certificate of Incorporation, as amended, dated June 2, 2011.

3.2	Amendment to Amended and Restated By-laws of the Company, as amended, dated June 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ STEVEN SCHWARTZ
	Name:	Steven Schwartz
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 2, 2011